SETTLEMENT AGREEMENT RE TRUST SHARES

THIS AMENDED AGREEMENT is made as of this 1st day of September, 2006,

BETWEEN:
BARRY LaROSE, Businessman,
of 21068, 16th Avenue, Langley,
British Columbia, Canada, V3Z 1K3

(“Barry”)

OF THE FIRST PART

AND:
JAY SARGEANT, Businessman,
of 3324 Military Avenue, Los Angeles,
California, USA, 90034

(“Jay”)

OF THE SECOND PART

AND:
EYI INDUSTRIES INC.,
of 7865 Edmonds Street, Burnaby,
B.C., Canada V3N 1B9

(“EYII”)

OF THE SECOND PART

WITNESSES THAT WHEREAS:

A.
Jay has acquired the option to purchase certain restricted-for-trading shares “Trust Shares” in EYI Industries, Inc. (“EYII”), a publicly traded corporation on the OTC Bulletin Board, pursuant to a Settlement Agreement made between them in writing on the 5th day of October, 2005 “Settlement Agreement”;

B.
Jay has acquired those Trust Shares corresponding to the first six payments under the Settlement Agreement and has thereby acquired 1,576,218 of the Trust Shares (“Acquired Trust Shares”), but has defaulted in respect of the Seventh Payment;

C.
Pursuant to the Escrow Agreement entered into by the parties and by M. Ali Lakhani (as Escrow Holder), the Escrow Holder has endorsed for transfer to Barry the reverse of EYII Share Certificate 5340-5, for a total of 4,334,604 of the Trust Shares (“March Trust Shares”), and has delivered the said Share Certificate to Barry;

D.	Pursuant to the Escrow Agreement entered into by Jay, Barry, and by M. Ali Lakhani (as Escrow Holder), the Escrow Holder presently holds the following share certificates issued by EYII:

1.	EYII Certificate 5341-3, for a total of 5,910,826 of the Trust Shares, presently held as security for the Eighth Payment;

2.	EYII Certificate 5342-1, for a total of 5,910,826 of the Trust Shares, presently held as security for the Ninth Payment; and

3.	EYII Certificate 5343-9, for a total of 5,910,828 of the Trust Shares, presently held as security for the Tenth Payment;

(collectively, “Remaining Trust Shares”).

E.
In order, inter alia, to facilitate the settlement of the “Suhl Action” (as defined in the Settlement Agreement, Jay and Barry have agreed to amend the Settlement Agreement and Escrow Agreement as set out herein, and EYII has agreed to provide certain assurances to Barry, as set out herein;

NOW THEREFORE IN CONSIDERATION OF the premises and the mutual promises, representations and covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties hereto agree as follows:

1.	Subject to the terms of this Agreement, the Settlement Agreement and Trust Agreement are hereby cancelled.

2.	Barry hereby relinquishes to Jay or his nominee, and acknowledges that Barry has no, right, title or interest in the Acquired Trust Shares and the Remaining Trust Shares.

3.	Jay hereby relinquishes to Barry, and acknowledges that Jay has no, right, title or interest in the March Trust Shares.

4.
EYII will use its best efforts to reissue a Share Certificate in the name of Barry in respect of the March Shares, and will provide to the transfer agent a corporate waiver and indemnity in lieu of a Medallion Guarantee for the verification of the transferor, M. Ali Lakhani’s signature on Share Certificate 5340-5. EYII will also use its best efforts, after March 15, 2007, to remove the Rule 144 restrictive legend in respect of the March Trust Shares.

5.	Barry and Jay acknowledge to each other and to EYII that they have each obtained independent legal advice with respect to their execution of this Agreement.

6.	Any provision hereof which is prohibited or unenforceable shall be ineffective and severable to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

7.
This Settlement Agreement may be executed by facsimile and may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same agreement.

Executed in the City of Langley, in the Province of British Columbia, Canada, by Barry LaRose, this 6th day of September, 2006, after having obtained independent legal advice:

/s/ Barry LaRoase
BARRY LaROSE

Executed in the City of Los Angeles, in the State of California, USA, by Jay Sargeant, this 6th day of September, 2006, after having obtained independent legal advice:

/s/ Jay Sargeant
JAY SARGEANT

Executed in the City of Los Angeles, in the State of California, by EYI Industries Inc., this 6th day of September, 2006:

EYI Industries Inc.

Per:

/s/ Jay Sargeant
(Authorized Signing Officer)